Supplement dated March 3, 2023, to the Initial Summary Prospectus, Updating Summary Prospectus, and Prospectus dated August 31, 2022, for Protective Executive Benefits Registered VUL policies issued by Protective Life Insurance Company
Protective COLI VUL

Supplement dated March 3, 2023, to the Initial Summary Prospectus, Updating Summary Prospectus, and Prospectus dated August 31, 2022, for Protective Executive Benefits Registered VUL NY polices issued by Protective Life and Annuity Insurance Company
Protective NY COLI VUL

This Supplement amends certain information in your variable life insurance policy (“Policy”) prospectus (the “Prospectus”). Please read this Supplement carefully and keep it with your Prospectus for future reference.
Important Notice Regarding the Reorganization of Several JPMorgan Insurance Trust Portfolios
The Board of Trustees of the JPMorgan Insurance Trust (the “JPMIT”) approved a proposal to reorganize certain JPMIT portfolios (the “Acquired Funds”) into a newly organized series (the “Acquiring Funds”) of Lincoln Variable Insurance Portfolios (“LVIP”) that are substantially similar to the Acquired Funds (the “Reorganizations”). The Reorganizations are subject to approval and will be submitted to Acquired Fund shareholders for their consideration at a special shareholder meeting to be held on or about March 15, 2023. If approved, the Reorganizations are expected to take place on or about the close of business on May 1, 2023 (the “Closing Date”).  The list of Acquired Funds and corresponding Acquiring Funds are show in the table below:

JPMIT – Acquired Funds	LVIP - Acquiring Funds*
JPMorgan Insurance Trust Small Cap Core Portfolio	LVIP JPMorgan Small Cap Core Fund
JPMorgan Insurance Trust U.S. Equity Portfolio	LVIP JPMorgan U.S. Equity Fund
* The investment advisor for the LVIP Acquiring Funds will be Lincoln Investment Advisors Corporation and it is anticipated that J.P.Morgan Investment Management Inc. will be retained as the sub-adviser to each Acquiring Fund upon consummation of each Reorganization.
Shareholders of each Acquired Fund will vote separately on each Reorganization, and a Reorganization will only occur if approved. On the Closing Date, after the close of business, your Variable Account Value in the Sub-Account invested in each Acquired Fund at the time of the Reorganization will become invested in the Sub-Account that invests in the corresponding class of an Acquiring Fund, and the Acquired Funds will liquidate, cease operations, and will no longer be available for investment.
A combined Proxy Statement/Prospectus will be sent to Policy Owners invested in the Acquired Funds requesting their vote on the proposal, which will include a full discussion of the Reorganizations and the factors the Board of Trustees considered in approving the proposal.
Your rights and obligations under the Policy and Variable Account Value will not change as a result of the Reorganizations. The fees and charges under the Policy will not change and there are no tax consequences to you as a result of the Reorganization.
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As of the Closing Date, this Supplement amends your Prospectus by removing all references to the Acquired Funds as investment options under the Policy. As of the Closing Date, the Acquiring Funds will be added as investment options under your Policy.
If you have any questions regarding this Supplement or if you wish to receive prospectuses for the Acquired Funds, or other Funds available under your Policy, you may contact us by writing or calling Protective Life at P.O. Box 292, Birmingham, AL 35201-0292 or toll free at 888-353-2654. You may also obtain Acquired Fund and other Fund prospectuses online at www.protective.com/productprospectus by selecting your Policy then “Investment Options.” Please work with your financial representative to determine if your existing allocation instructions should be changed before or after the Closing Date.

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